UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2021

ENABLE MIDSTREAM PARTNERS, LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36413	72-1252419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

499 West Sheridan Avenue, Suite 1500

Oklahoma City, Oklahoma 72102

(Address of principal executive offices)

(405) 525-7788

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	ENBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On February 17, 2021, Enable Midstream Partners, LP, a Delaware limited partnership (the “Partnership”) and Energy Transfer LP, a Delaware partnership (“Energy Transfer”), issued a joint press release announcing their entry into a definitive merger agreement pursuant to which Energy Transfer will acquire the Partnership. Under the terms of the merger agreement, the Partnership’s common unitholders will receive 0.8595 of an Energy Transfer common unit in exchange for each Partnership common unit. In addition, each issued and outstanding Series A preferred unit of the Partnership will be exchanged for 0.0265 of an Energy Transfer Series G preferred unit, and Energy Transfer will make a $10 million cash payment for the limited liability company interests in the Partnership’s general partner. The full text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 and the press release attached hereto as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

No Offer or Solicitation

This communication relates to the transactions (the “Mergers”) between the Partnership and Energy Transfer. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Mergers or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information

In connection with the Mergers, Energy Transfer will file with the SEC a registration statement on Form S-4, that will include a consent solicitation statement of the Partnership and a prospectus of Energy Transfer. The Mergers will be submitted to the Partnership’s unitholders for their consideration. The Partnership and Energy Transfer may also file other documents with the SEC regarding the Mergers. The definitive consent solicitation statement/prospectus will be sent to the unitholders of the Partnership. This document is not a substitute for the registration statement and consent solicitation statement/prospectus that will be filed with the SEC or any other documents that the Partnership or Energy Transfer may file with the SEC or send to unitholders of the Partnership in connection with the Mergers. INVESTORS AND SECURITY HOLDERS OF THE PARTNERSHIP AND ENERGY TRANSFER ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CONSENT SOLICITATION STATEMENT/PROSPECTUS REGARDING THE MERGERS WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGERS AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the registration statement and the consent solicitation statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by the Partnership or Energy Transfer through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by the Partnership will be made available free of charge on the Partnership’s website at http://investors.enablemidstream.com/financials/sec-filings/default.aspx or by directing a request to Investor Relations, Enable Midstream Partners LP, 499 W. Sheridan Ave., Suite 1500, Oklahoma City, OK 73102, Tel. No. (405) 558-4600. Copies of documents filed with the SEC by Energy Transfer will be made available free of charge on Energy Transfer’s website at http://energytransfer.com/investor-relations or by directing a request to Investor Relations, Energy Transfer, 8111 Westchester Drive, Dallas, TX 75225 Tel. No. (214) 981-0795.

Participants in the Solicitation

The Partnership, Energy Transfer, and the directors and executive officers of their respective general partners, CenterPoint Energy, Inc. (and its affiliates) and OGE Energy Corp. (and its affiliates) may be deemed to be participants in the solicitation of proxies in respect to the Mergers.

Information regarding the directors and executive officers of the Partnership’s general partner is contained in the Partnership’s 2019 Annual Report on Form 10-K filed with the SEC on February 19, 2020, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing the Partnership’s website at http://www.enablemidstream.com. Information regarding the executive officers and directors of Energy Transfer’s general partner is contained in Energy Transfer’s 2019 Annual Report on Form 10-K filed with the SEC on February 21, 2020 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Energy Transfer’s website at http://www.energytransfer.com.

Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Mergers by reading the consent solicitation statement/prospectus regarding the Mergers when it becomes available. You may obtain free copies of this document as described above.

Forward-Looking Statements and Cautionary Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that the Partnership or Energy Transfer expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Mergers, pro forma descriptions of the company and its operations following the Mergers, integration and transition plans, anticipated cost savings, tax benefits and synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Mergers, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Mergers that could reduce anticipated benefits or cause the parties to abandon the Mergers, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that unitholders of the Partnership may not approve the Mergers, the risk that the parties may not be able to satisfy the conditions to the Mergers in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Mergers, the risk that any announcements relating to the Mergers could have adverse effects on the market price of Energy Transfer’s or the Partnership’s common units, the risk that the Mergers and its announcement could have an adverse effect on the ability of the Partnership and Energy Transfer to retain and hire key personnel, on the ability of the Partnership to attract third-party customers and maintain its relationships with joint venture counterparties and on the Partnership’s operating results and businesses generally, including the ongoing COVID-19 Pandemic, the risk the pending Mergers could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the companies, which may result in the companies not operating as effectively and efficiently as expected following the Mergers, the risk that the parties may be unable to achieve the anticipated benefits or any other synergies from the Mergers or that it may take longer than expected to achieve those benefits and synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond the Partnership’s or Energy Transfer’s control, including those detailed in the Partnership’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at http:// http://www.enablemidstream.com and on the SEC’s website at http://www.sec.gov, and those detailed in Energy Transfer’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Energy Transfer’s website at

http://www.energytransfer.com and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that the Partnership or Energy Transfer believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and the Partnership and Energy Transfer undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit Number	Description

99.1	Press release, dated February 17, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2021

ENABLE MIDSTREAM PARTNERS, LP

By:	Enable GP, LLC,
its general partner

By:	/s/ J. Brent Hagy
Name:	J. Brent Hagy
Title:	Vice President, Deputy General Counsel and Secretary

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